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                                                                  Exhibit 10.10





                              THE WHITE HOUSE, INC.

                             2003 STOCK OPTION PLAN
















                        EFFECTIVE ______________ __, 2003
















Copyright Venable, Baetjer & Howard, LLP



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                              THE WHITE HOUSE, INC.
                             2003 STOCK OPTION PLAN


1. ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

The White House, Inc. hereby establishes The White House, Inc. 2003 Stock Option Plan (the "Plan") effective upon the termination of The White House, Inc. 1999 Stock Option Plan (the "1999 Plan"). The purpose of the Plan is to promote the long-term growth and profitability of The White House, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

         The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the
Code) and stock appreciation rights (including free-standing, tandem and limited stock appreciation rights) or any combination of the foregoing (collectively, "Awards").

2. DEFINITIONS

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a) "BOARD" shall mean the Board of Directors of the Corporation.

         (b) "CHANGE IN CONTROL" shall mean: (i) any sale, exchange or other disposition of substantially all of the Corporation's assets or over 50% of its Common Stock; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

         (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

         (d) "COMMITTEE" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

         (e) "COMMON STOCK" shall mean shares of the Corporation's common stock.

         (f) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.


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         (g) "FAIR MARKET VALUE" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined as follows: (1) if there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the Nasdaq Small-Cap Market or, the Fair Market Value per share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the Nasdaq National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Board or Committee in such manner as it may deem equitable for Plan purposes. The Board or the Committee may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per share as set forth above.

         (h) "GRANT AGREEMENT" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

         (i) "GRANT DATE" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

         (j) "PARENT" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

         (k) "RULE 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

         (l) "SUBSIDIARY" AND "SUBSIDIARIES" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3. ADMINISTRATION

         (a) PROCEDURE. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee composed of member(s) of the Board to administer the Plan subject to such terms and conditions as the Board may prescribe. Unless otherwise determined by the Board, the Committee shall consist solely of two (2) or more members of the Board who are "nonemployee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Code Section 162(m). Once appointed, the Committee shall continue to serve until otherwise directed by the Board.

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From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

         Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

         The Committee shall meet at such times and places and upon such notice as it may determine, consistent with the Bylaws of the Company. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee. Notwithstanding the above, the Committee may act in such other manner as is determined by the Board.

         (b) POWERS OF THE COMMITTEE. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                  (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

                  (ii) determine the types of Awards to be granted,

                  (iii) determine the number of shares to be covered by or used for reference purposes for each Award,

                  (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

                  (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent, and

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                  (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, or in the case of a member of the Board, service on the Board.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

         (c) LIMITED LIABILITY. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

         (d) INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

         (e) EFFECT OF COMMITTEE'S DECISION. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

         Subject to adjustments as provided in Section 10 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights) under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of (i) Six Hundred Fifteen Thousand Three Hundred Eighty Four (615, 384) shares of Common Stock plus (ii) the number of shares of Common Stock available for issuance pursuant to future awards under the 1999 Plan at the date of its termination plus (iii) any shares of Common Stock subject to stock options, or portions of stock options, granted under the 1999 Plan which are forfeited, surrendered or canceled or otherwise expire or terminate after the date of the 1999 Plan's termination without being exercised. The Corporation shall reserve said number of shares of Common Stock for issuance pursuant to the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as

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to any shares, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

         The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to Two Hundred Thousand (200,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5. PARTICIPATION

         Participation in the Plan shall be open to all employees, officers, directors, subcontractors and outside consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation, or of any Parent or Subsidiary of the Corporation.

         Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6. STOCK OPTIONS

         Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock options granted shall be subject to the following terms and conditions.

         (a) GRANT OF OPTION. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

         (b) PRICE. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee.

         (c) PAYMENT. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have

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prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if approved by the Committee, in shares of Common Stock which have been held by grantee for over 6 months or a combination of cash and such shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Any fractional share will be paid in cash. If approved by the Board of Directors, the Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

         If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

         (d) TERMS OF OPTIONS. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

         (e) RESTRICTIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements.

                  (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

                  (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

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                  (iii) Maximum Grant. The aggregate Fair Market Value
         (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

                  (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

                  (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

                  (vi) Stockholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

         (f) OTHER TERMS AND CONDITIONS. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7. STOCK APPRECIATION RIGHTS

         (a) AWARD OF STOCK APPRECIATION RIGHTS. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be

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determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a SAR.

         (b) RESTRICTIONS OF TANDEM SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

         (c) AMOUNT OF PAYMENT UPON EXERCISE OF SARs. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times
(ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

         (d) FORM OF PAYMENT UPON EXERCISE OF SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8. WITHHOLDING OF TAXES

         The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be


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withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

9. TRANSFERABILITY

         No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

         Notwithstanding the above, a nonqualified stock option may be assigned in whole or in part during the grantee's lifetime to one or more members of the grantee's family or to such other person as the Committee shall permit in its sole discretion. For purposes of this section, the grantee's "family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent of the voting interests. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

10. ADJUSTMENTS; BUSINESS COMBINATIONS

         In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

         In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair


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Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

         The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 10) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option or stock appreciation right: (i) each grantee shall have the right to exercise his stock option or stock appreciation right at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option or stock appreciation right that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under
Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

         Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock subject to Awards.

11. TERMINATION AND MODIFICATION OF THE PLAN

         The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become

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effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

         The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

12. NON-GUARANTEE OF EMPLOYMENT

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

13. TERMINATION OF EMPLOYMENT

         For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

14. WRITTEN AGREEMENT

         Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

15. NON-UNIFORM DETERMINATIONS

         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such


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Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

16. LIMITATION ON BENEFITS

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17. LISTING AND REGISTRATION

         If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

18. COMPLIANCE WITH SECURITIES LAW

         Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates thereunder for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

         Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall contain a restrictive securities legend substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE

         SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

19. NO TRUST OR FUND CREATED

         Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

20. NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS

         Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options or stock appreciation rights otherwise than under the Plan.

21. NO RESTRICTION OF CORPORATE ACTION

         Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

22. GOVERNING LAW

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws rules and principles.

23. PLAN SUBJECT TO ARTICLES AND BY-LAWS

         This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

24. EFFECTIVE DATE; TERMINATION DATE

         The Plan is effective as of the date on which the Plan was adopted by the Board; provided that no stock options issued hereunder shall be treated as incentive stock options, regardless of the designation in the Grant Agreement, unless the Plan is approved by the shareholders of the Corporation as provided in Section 6(e)(vi). No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.



Date Approved by the Board:          MAY   2003
Date Approved by the Shareholders:   MAY   2003

                              THE WHITE HOUSE, INC.
                             2003 STOCK OPTION PLAN

                      FORM OF STOCK OPTION GRANT AGREEMENT

         This Grant Agreement (the "Agreement") is entered into this ____ day of ______________, 2003, by and between The White House, Inc. (the "Corporation"), a Maryland corporation, and ________________________ ("Grantee").

                                    ARTICLE 1
                                 GRANT OF OPTION

         SECTION 1.1 GRANT OF OPTIONS. Subject to the provisions of the Agreement, and pursuant to the provisions of The White House, Inc. 2003 Stock Option Plan (the "Plan"), Corporation hereby grants to Grantee, as of the Grant Date specified in Attachment A, a Stock Option (the "Option") of the type stated in Attachment A to purchase all or any part of the number of shares of Common Stock set forth on Attachment A at the exercise price per share ("Option Price") set forth on Attachment A.

         SECTION 1.2 TERM OF OPTIONS. Unless the Option granted pursuant to
Section 1.1 terminates earlier pursuant to other provisions of the Agreement, the Option shall expire at 5:00 p.m. Eastern Standard Time on the expiration date specified in Attachment A. If earlier, the Option shall terminate on the date specified in Article 4 following the termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation. In no event will the Option expire later than the day prior to the tenth (10th) anniversary of its Grant Date.

                                    ARTICLE 2
                                     VESTING

         SECTION 2.1 VESTING SCHEDULE. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, Grantee shall become vested on the dates specified on Attachment A in a portion of the Option with respect to a percentage or number of the underlying shares in accordance with the vesting schedule specified on Attachment A; provided that Grantee shall have been in the continuous employ of or affiliation (as a Director, subcontractor or outside consultant) with the Corporation from the Grant Date through any such date.

                                    ARTICLE 3
                               EXERCISE OF OPTION

         SECTION 3.1 EXERCISABILITY OF OPTION. No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

         SECTION 3.2 MANNER OF EXERCISE. The vested portion of the Option may be exercised, in whole or in part, by delivering written notice to the Committee in the form attached hereto as Attachment B or in such other form as the Committee may require from time to time. Such notice shall specify the number of shares of Common Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Option Price of the shares of Common Stock as to which the Option is being exercised. Payment of the Option Price shall be made in cash (or cash equivalents acceptable to the Committee in the Committee's discretion). In the Committee's sole and absolute discretion, the Committee may authorize payment of the Option Price to be made, in whole or in part, by such other means as the Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

         SECTION 3.3 ISSUANCE OF SHARES AND PAYMENT OF CASH UPON EXERCISE. Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Option Price for the shares of Common Stock as to which the Option is exercised, the Corporation shall issue to Grantee or, in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable Common Stock. The stock certificates for any shares of Common Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

                                    ARTICLE 4
                            TERMINATION OF EMPLOYMENT

         SECTION 4.1 EARLY TERMINATION OF UNVESTED PORTION. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, the unvested portion of the Option shall terminate immediately upon termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation for any reason.

         SECTION 4.2 EARLY TERMINATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION FOR REASON OTHER THAN DEATH OR DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, the vested portion of the Option shall terminate (i) immediately upon a termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation by resignation or for "cause" or (ii) thirty
(30) days after the termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation for any other reason except the Grantee's death or Disability. If Grantee is a party to a written employment agreement with the Corporation which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether such Grantee is terminated for "cause" pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation, then for purposes of this
Section 4.2, "cause" shall mean the failure by the Grantee to perform his or her duties as assigned by the Corporation in a reasonable manner; any act by the Grantee of dishonesty or bad faith with respect to the Corporation; or the commission by the Grantee of any act, misdemeanor, or crime reflecting unfavorably upon the Grantee or the Corporation. The good faith determination by the Committee of whether the Grantee's employment was terminated by the Corporation for "cause" shall be final and binding for all purposes hereunder.

         SECTION 4.3 EARLY TERMINATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION BY REASON OF GRANTEE'S DEATH. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, upon termination of Grantee's employment or affiliation (as a Director, subcontractor or outside consultant) with the Corporation by reason of Grantee's death, Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the vested portion of the Option as of the date of Grantee's death, provided such exercise occurs within twelve (12) months after the date Grantee dies, but not later than the end of the stated term of the Option.

         SECTION 4.4 EARLY TERMINATION OF VESTED PORTION UPON TERMINATION OF EMPLOYMENT OR AFFILIATION BY REASON OF DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event that Grantee ceases, by reason of Disability, to be an employee of or affiliated (as a Director, subcontractor or outside consultant) with the Corporation, the vested portion of the Option as of the date of termination may be exercised in whole or in part at any time within twelve (12) months after the date of Disability, but not later than the end of the stated term of the Option. For purposes of this Agreement, Disability shall be as defined in Code Section 22(e)(3) and shall be determined by the Committee, with its determination on the matter being final and binding.

                                    ARTICLE 5
                                  MISCELLANEOUS

         SECTION 5.1 NON-GUARANTEE OF EMPLOYMENT. Nothing in the Plan or the Agreement shall be construed as a contract of employment between the Corporation (or an affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of the Corporation or an affiliate, or as a limitation of the right of the Corporation or an affiliate to discharge Grantee at any time.

         SECTION 5.2 NO RIGHTS OF STOCKHOLDER. Grantee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option until such shares of Common Stock have been issued to him upon the due exercise of the Option.

         SECTION 5.3 NOTICE OF DISQUALIFYING DISPOSITION. If Grantee makes a disposition (as that term is defined in ss.424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the shares of Common Stock are transferred to Grantee, Grantee shall notify the Committee of such disposition in writing.

         SECTION 5.4 WITHHOLDING OF TAXES. The Corporation or any affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Common Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in ss.424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of the Option; provided, however, that the value of the shares of Common Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Corporation or an affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Corporation may refuse to issue any Common Stock certificate under the Plan until arrangements satisfactory to the Committee for such payment have been made.

         SECTION 5.5 NONTRANSFERABILITY OF OPTION. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution. During the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative. Notwithstanding the foregoing, a nonqualified stock option shall be transferable to members of Grantee's "family" as defined in Section 9 of the Plan or otherwise as determined by the Committee in its sole discretion.

         SECTION 5.6 AGREEMENT SUBJECT TO CHARTER AND BYLAWS. This Agreement is subject to the Charter and Bylaws of the Corporation, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Maryland.

         SECTION 5.7 GENDER. As used herein the masculine shall include the feminine as the circumstances may require.

         SECTION 5.8 HEADINGS. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

         SECTION 5.9 NOTICES. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Committee, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         SECTION 5.10 ENTIRE AGREEMENT; MODIFICATION. The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

         SECTION 5.11 CONFORMITY WITH PLAN. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and Grant Agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Grantee acknowledges by signing this Agreement that he or she has received and reviewed a copy of the Plan.

         IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.


ATTEST:                                 THE WHITE HOUSE, INC.


                                        By:
--------------------------                  ------------------------------


WITNESS:                                    GRANTEE



--------------------------                  ------------------------------

                                  ATTACHMENT A

GRANTEE:                   _________________________________________


TYPE OF OPTION:            _________________________________________
                           [INSERT INCENTIVE STOCK OPTION ("ISO")
                           OR NONQUALIFIED STOCK OPTION]

GRANT DATE:                _________________________________________

NUMBER AND CLASS
OF SHARES:                 _________________________________________

EXERCISE PRICE PER SHARE:  _________________________________________
                           [IF AN ISO, INSERT A PRICE WHICH IS AT LEAST
                           100% OF THE FAIR MARKET VALUE, OR FOR A 10%
                           OWNER, AT LEAST 110%]

EXPIRATION DATE:           _________________________________________
                           [INSERT A DATE THAT IS NO LATER THAN THE
                           10TH ANNIVERSARY OF THE GRANT DATE OR, FOR
                           AN ISO GRANTED TO A 10% OWNER, THE 5TH SUCH
                           ANNIVERSARY]

TERMINATION DATE:          If earlier than the Expiration Date, the Option
                           terminates at the following times after your termination of employment or affiliation with the
                           Corporation:

                           IMMEDIATELY - following resignation or termination for cause

                           12 MONTHS - following termination due to death or disability

                           30 DAYS - following termination for any other reason.

VESTING SCHEDULE:

The Option shall become vested and exercisable with respect to

1.     TWENTY PERCENT (20%)         of the shares subject to the Option on the
     [INSERT PERCENT OR FRACTION]   first anniversary of the Grant Date; and an
                                    additional

2.     TWENTY PERCENT (20%)         of the shares subject to the Option on each
    [INSERT PERCENT OR FRACTION]    succeeding anniversary of the Grant Date,

provided Grantee has been in continuous employment or affiliation (as a consultant or director) with the Corporation from the Grant Date through any such vesting date.

                                  ATTACHMENT B
                                  EXERCISE FORM


The White House, Inc.
6711 Baymeadow Drive, Suite A
Glen Burnie, Maryland  21060


Gentlemen:

         1. EXERCISE OF STOCK OPTION. I hereby exercise the [Insert Type] ______________Stock Option (the "Stock Option") granted to me on
____________________, 200_, by The White House, Inc. (the "Corporation"),
subject to all the terms and provisions thereof and of the The White House, Inc. 2003 Stock Option Plan (the "Plan"), and notify you of my desire to purchase ____________ shares (the "Shares") of Common Stock of the Corporation at a price of $___________ per share pursuant to the exercise of said Stock Option.

         2. TAX CONSEQUENCES. I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

         3. TAX WITHHOLDING. I understand that, in the case of a nonqualified stock option, I must submit upon demand from the Corporation an amount in cash or cash equivalents sufficient to satisfy any federal, state or local tax withholding applicable to this Stock Option exercise, in addition to the purchase price enclosed, or make such other arrangements for such tax withholding that are satisfactory to the Corporation, in its sole discretion, in order for this exercise to be effective.


Total Amount Enclosed:  $__________


Date:________________________               ____________________________________
                                            (Optionee)


                                            Received by The White House, Inc.

                                            On:_________________________, 20___

                                            By:_________________________________